SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant toss. 240.14a-12

                       STATE OF FRANKLIN BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

                              Charles E. Allen, Jr.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the Appropriate box):

[X]       No fee required
[ ]       Fee  computed on table below per  Exchange  Act Rules  14a6(i)(4)  and
          0-11.

          1. Title of each class of securities to which transaction applies:
          2.        Aggregate number of securities to which transaction applies:
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4.        Proposed maximum aggregate value of transaction:
          5.        Total fee paid:

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)        Amount Previously Paid:
                                           --------
          2)        Form, Schedule or Registration Statement No:
                                                                ----------------
          3)        Filing Party:
                                 -------------------------------------
          4)        Date Filed:
                                 -------------------------------------

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                          Johnson City, Tennessee 37601

                                 April 15, 2002

To the Shareholders of
         STATE OF FRANKLIN BANCSHARES, INC.

          You are cordially invited to attend the annual meeting of shareholders of State of Franklin Bancshares, Inc., which will be held at the Company's offices at 1907 North Roan Street, Johnson City, Tennessee, on Monday, May 20, 2002, at 11:00 a.m., Eastern Time.

          At the meeting, you will be asked to:

          o elect four directors to serve until the 2005 annual meeting of shareholders and elect one director to serve until the 2003 annual meeting of shareholders;

          o ratify the appointment of Baylor and Backus as State of Franklin's independent accountants and auditors for 2002; and

          o transact other business that properly comes before the meeting or any adjournment of the meeting.

          We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.

          It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting. If you wish to vote personally at the meeting, but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a form of proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

          We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on May 17, 2002.

          Upon request, we will provide to you, without charge, a copy of our annual report on Form 10-KSB for the year ended December 31, 2001 as filed with the SEC. Requests should be directed to Becky Mominee, Secretary, State of Franklin Bancshares, Inc., 1907 North Roan Street, Johnson City, Tennessee 37601, (423) 926-3600.

                            Sincerely yours,


                            /s/ Charles E. Allen, Jr.       /s/ Randal R. Greene
                            -------------------------       --------------------
                            CHARLES E. ALLEN, JR.           RANDAL R. GREENE
                            Chairman                        President
                            and Chief Executive Officer

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                          Johnson City, Tennessee 37601



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 20, 2002

          The regular annual meeting of shareholders of State of Franklin Bancshares, Inc. will be held at the Company's offices at 1907 North Roan Street, Johnson City, Tennessee, on Monday, May 20, 2002, at 11:00 a.m., Eastern Time, for the following purposes:

          1. Election of Directors. To elect four directors to serve until the 2005 annual meeting of shareholders or until their successors have been duly elected and qualified and to elect one director to serve until the 2003 annual meeting of shareholders or until his successor has been duly elected and qualified.

          2.   Ratification of Auditors. To ratify the appointment of Baylor and
               Backus  as  State  of  Franklin's  independent   accountants  and
               auditors for 2002.

          3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

          Shareholders of record at the close of business on March 31, 2002, are entitled to notice of and to vote on all matters presented at the Annual Meeting of Shareholders. On that day 1,465,512 shares of common stock were outstanding. Each share entitles the holder to one vote.



                                   By Order of the Board of Directors


                                   /s/ Becky Mominee
                                   -----------------
                                   BECKY MOMINEE
                                   Secretary

April 15, 2002





--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
        Whether or not you expect to attend the meeting and regardless of the number of shares you own, please mark, sign, date and return the enclosed form of proxy as promptly as possible in the enclosed envelope.
      You may nevertheless vote in person if you attend the annual meeting.
--------------------------------------------------------------------------------

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                          Johnson City, Tennessee 37601

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

          Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement and the form of proxy are being sent to you in connection with this request and are being mailed to all shareholders beginning on April 15, 2002.

                      Information About the Annual Meeting

When is the annual meeting?

          Monday, May 20, 2002, 11:00 a.m. Eastern Time.


Where will the annual meeting be held?

          State of Franklin Savings Bank, 1907 North Roan Street, Johnson City, Tennessee.


What items will be voted upon at the annual meeting?

          You will be voting upon the following matters:

          1. Election of Directors. To elect four directors to serve until the 2005 annual meeting of shareholders or until their successors have been duly elected and qualified and to elect one director to serve until the 2003 annual meeting of shareholders or until his successor has been duly elected and qualified.

          2.        Ratification  of  Auditors.  To ratify  the  appointment  of
                    Baylor  and  Backus  as  State  of  Franklin's   independent
                    accountants and auditors for 2002.

          3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who can vote?

          You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, March 31, 2002. Each shareholder is entitled to one vote for each share of common stock held on that date. On March 31, 2001, there were 1,465,512 shares of common stock outstanding and entitled to vote.

How do I vote by proxy?

          If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of State of Franklin's auditors, you may vote "For" or "Against" or you may "Abstain" from voting.

          If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

          o         "For" the election of all of our nominees for director;

          o         "For"  the   ratification   of  Baylor  and  Backus  as  our
                    independent auditors.

          The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

          You can change or revoke your proxy at any time before it is voted at the annual meeting by:

          (1) submitting another proxy with a more recent date than that of the proxy first given;

          (2)       attending the annual meeting and voting in person; or

          (3) sending written notice of revocation to our corporate secretary, Becky Mominee.

How many votes are required?

          If a quorum is present at the annual meeting,

          o the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

          o the approval of independent auditors and all other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a "quorum" for the meeting?

          A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

Who pays for the solicitation of proxies?

          We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of State of Franklin and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained the Illinois Stock Transfer Company to assist in the solicitation for a fee of $4,375 plus reasonable out-of-pocket expenses.

When are the 2003 shareholder proposals due?

          Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2003 must be received by the Corporate Secretary, 1907 North Roan Street, Johnson City, Tennessee 37604, no later than December 20, 2002. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                                  The Proposals
--------------------------------------------------------------------------------

                       Proposal 1 -- Election of Directors

          The Board has nominated the following persons to serve as directors:

           Three-year term:  Kenneth E. Cutshall, M.D.   Randal R. Greene
                             Cameron E. Perry            Henry J. Williams, M.D.

           One-year term:    Alan R. Hubbard

          We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

          Information about the three individuals nominated as directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

                              Nominees for Election

                                                   (Terms Expiring 2005)

Director, Year First Elected As Director           Age         Principal Occupation, Business and Directorships
----------------------------------------           ---         ------------------------------------------------
Randal R. Greene, 1996 ....................        42          President of State of Franklin; President and Chief
                                                               Executive Officer of the Savings Bank
Kenneth E. Cutshall, M.D., 1996 ...........        41          Physician
Cameron E. Perry, 1996.....................        72          Banker, retired
Henry J. Williams, M.D., 1996..............        65          Physician

                                                   (Term Expiring 2003)

Director, Year First Elected As Director           Age          Principal Occupation, Business and Directorships
----------------------------------------           ---          ------------------------------------------------
Alan R. Hubbard, 2001                              57           Businessman, retired


          The board of directors of State of Franklin recommends a vote "FOR" the election of the nominees listed above.

                               Incumbent Directors
                              (Terms Expiring 2004)

Director, Year First Elected As Director           Age         Principal Occupation, Business and Directorships
----------------------------------------           ---         ------------------------------------------------
Charles E. Allen, Jr., 1996 ...............        41          Chairman of the Board and Chief Executive Officer of
                                                               State of Franklin; Chairman of the Board and Chief
                                                               Financial Officer of the Savings Bank
Stephen K. Gross, 1996 ....................        55          Chief  Financial   Officer  and  owner  of  Microporous
                                                               Products, LP
Verrill M. Norwood, Jr., 1996..............        70          Environmental consultant, retired
Vance W. Cheek, 1996.......................        78          Banker, retired

                               Incumbent Directors
                              (Terms Expiring 2003)

Director, Year First Elected As Director           Age         Principal Occupation, Business and Directorships
----------------------------------------           ---         ------------------------------------------------
Charles E. Allen, Sr., M.D., 1996 ..........       71          Physician, retired
Donald R. Jeanes, 1996 .....................       56          President of Milligan College
Richard S. Venable, 1996 ...................       57          Owner and President of R.S.V. Inc.

          Except for Mr. Hubbard, all of these persons have served as directors of State of Franklin Savings Bank since 1996 and as directors of State of Franklin since our formation in May 1998. Charles E. Allen, Sr., M.D., is the father of Charles E. Allen, Jr. Verrill M. Norwood, Jr., is the father-in-law of Randal R. Greene. No director of State of Franklin is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The principal occupations and employments of the persons listed above are for the past five years except as described below:

          Charles E. Allen, Jr., has served as Chairman of the Board of State of Franklin since our organization in May 1998 and also as Chief Executive Officer since April 2000. He has also served as Chairman of the Board and Chief Financial Officer of the Savings Bank since its inception in February 1996. He is a certified public accountant and a certified financial planner. He served two terms in the Tennessee General Assembly from 1990-1994. Previously he was an investment broker with J.C. Bradford & Co., until his resignation in August 1995 to form the Savings Bank. He is also President of Charles E. Allen Co. Inc. which manages and is owner/partner in six Stowaway Self Service Storage facilities in East Tennessee and western North Carolina.

          Randal R. Greene has served as President of State of Franklin since our organization in May 1998 and as President and Chief Executive Officer of the Savings Bank since its inception in February 1996. Previously, Mr. Greene was a senior vice president of First American National Bank serving as division manager of the corporate division responsible for the Johnson City, Kingsport and Bristol markets.

          Alan R. Hubbard has served as a director of State of Franklin Bancshares and State of Franklin Savings Bank since May 2001. Mr. Hubbard retired as an investment broker with J.C. Bradford & Co. He previously owned and operated a business in Kingsport for approximately 20 years. Mr. Hubbard served 6 years as an elected official in the Tennessee House of Representatives, 2 years as minority whip. He also served 7 years on the Tennessee Registry of Election Finance and was a past chair. Mr. Hubbard has also been involved in various capacities in community service organizations in Kingsport, Tennessee.

          Election of directors requires the affirmative vote of the holders of a plurality of the shares of common stock represented at the annual meeting.

--------------------------------------------------------------------------------

                    Information about the Board of Directors

Role of the Board

          Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our board of directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of State of Franklin, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

          State of Franklin's bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. The Board is currently composed of 12 members by Board resolution. The directors are divided into three classes, each of which is equal in number. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the common stock of State of Franklin, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the directors of State of Franklin, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of majority of the board of directors.

2001 Board Meetings

          During 2001 the board of directors of State of Franklin held 7 meetings. The directors of State of Franklin also serve as directors of the Savings Bank. The board of directors of the Savings Bank held 13 meetings in 2001. During 2001, no director attended less than 75% of the meetings held by the Board of State of Franklin, the Board of the Savings Bank or by any committee on which he served, except for Stephen K. Gross.

Board Committees

          The Board has two committees: the Audit Committee and the Nominating Committee.

          The Audit Committee, consisting of directors Perry, Gross, Jeanes and Allen, Sr., is responsible for the review and evaluation of State of Franklin's internal controls and accounting procedures. It also periodically reviews audit reports with State of Franklin's independent auditors and recommends the annual appointment of auditors. The Audit Committee met 6 times during 2001. The Board has not adopted a written charter for the Audit Committee. For more information, please see the section called "Report of the Audit Committee of the Board of Directors."

          The entire Board acts as Nominating Committee for the nomination of members of the board of directors. The board of directors met one time in its capacity as the Nominating Committee during 2001.

Director Compensation

          Beginning with the third quarter of 2001, each director receives quarterly payments of $900, as well as a fee of $300 for each Savings Bank Board meeting he attends. Each director also receives a $150 fee for each Savings Bank committee meeting he attends.

--------------------------------------------------------------------------------
        Proposal 2 -- Ratification of Appointment of Independent Auditors

          The board of directors has confirmed the appointment by the Audit Committee of Baylor and Backus as State of Franklin's independent accountants and auditors engaged for 2002. Baylor and Backus has served as independent accountants and auditors of State of Franklin for the year ended December 31, 2001. Representatives of the firm will be present at the annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions by shareholders.

          The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented at the annual meeting, if a quorum exists, entitled to vote at the annual meeting is required to ratify the appointment of Baylor and Backus as State of Franklin's independent accountants and auditors for 2002.

          The board of directors recommends a vote "FOR" ratification of the appointment of Baylor and Backus as State of Franklin's independent accountants and auditors for 2002.

--------------------------------------------------------------------------------

                        State of Franklin Stock Ownership

          The following table sets forth certain information regarding the ownership of the common stock as of March 15, 2002, for (i) each person who owns more than 5% of the common stock, (ii) each director and the executive officers who are listed in the executive compensation tables in this proxy statement, and
(iii) all executive officers and directors as a group.

                                                                            Amount and Nature
                                                                         of Beneficial Ownership        Percent
                                 Name of Beneficial Owner                  (Number of Shares)         of Class(1)
                                 ------------------------                  ------------------         -----------
Charles E. Allen, Jr.(2)(3).......................................                197,734                 13.1
Charles E. Allen, Sr., M.D.(4)....................................                 33,522                  2.3
Vance W. Cheek(5).................................................                 13,022                    *
Kenneth E. Cutshall, M.D.(4)......................................                 41,622                  2.8
Randal R. Greene(2)(3)............................................                163,358                 10.8
Stephen K. Gross(4)...............................................                 30,841                  2.1
Alan R. Hubbard(6)................................................                  2,700                    *
Donald R. Jeanes(4)...............................................                 10,522                    *
Verrill M. Norwood, Jr.(5)........................................                 40,522                  2.8
Cameron E. Perry(5)...............................................                 15,522                  1.1
Henry J. Williams, Jr., M.D.(4)...................................                 62,292                  4.2
Richard S. Venable(4).............................................                 16,922                  1.1
Directors and executive officers as a group (12 persons)(7).......                477,051                 29.5

State of Franklin Savings Bank Employee Stock Ownership Plan......                151,528                 10.3
-------------------
*        Less than 1%


(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 1,465,512 shares issued and outstanding on March 15, 2002. Options to purchase 153,008 shares are exercisable or become exercisable within 60 days of March 15, 2002. These shares issuable under options are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of these options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 48,155 shares issuable within 60 days of March 15, 2002 upon the exercise of options.

(3) Includes 86,098 shares held by the State of Franklin Savings Bank Employee Stock Ownership Plan for which Mr. Allen and Mr. Greene serve as co-trustees.

(4) Includes 6,522 shares issuable within 60 days of March 15, 2002 upon the exercise of options.

(5) Includes 5,522 shares issuable within 60 days of March 15, 2002 upon the exercise of options.

(6) Includes 1,000 shares issuable within 60 days of March 15, 2002 upon the exercise of options.

(7) Includes 153,008 shares issuable upon the exercise of options granted under the Stock Incentive Plan and 86,098 shares held by the State of Franklin Savings Bank Employee Stock Ownership Plan.

          Messrs. Charles E. Allen, Jr. and Randal R. Greene serve as executive officers and directors of State of Franklin.

                             Executive Compensation

          The following table sets forth the aggregate cash compensation paid by State of Franklin to the Chairman and Chief Executive Officer and the President of State of Franklin. No other executive officer of the Savings Bank received cash compensation in excess of $100,000 for the years ended December 31, 2001, 2000 and 1999.

                           Summary Compensation Table
                                                                                            Long Term
                                                            Annual Compensation           Compensation
                                                            -------------------           ------------
                                                                                      Securities Underlying
               Name and Position                  Year   Salary ($)    Bonus($)(1)       Options/SARs(#)
               -----------------                  ----   ----------    -----------       ---------------
Charles E. Allen, Jr............................  2001       159,500       (2)             15,823 (2)
Chairman and Chief Executive Officer              2000       140,735      24,646             18,519
                                                  1999       130,000      23,543               --

Randal R. Greene................................  2001       152,924      38,231               --
President                                         2000       140,735      20,000             18,519
                                                  1999       130,000      23,543               --

-------------------
(1) Salary and bonus amounts reflect amounts earned during the stated fiscal year, even if paid in the subsequent fiscal year. All amounts have been restated to reflect this position.
(2) Mr. Allen elected to receive a stock option to purchase 15,823 shares of common stock in lieu of his 2001 bonus of $39,875. The option was granted on March 15, 2002.

                                  Option Grants

          There were no stock options granted to any of the executive officers during the year ended December 31, 2001.


    Aggregated Option/SAR Exercises in Last Fiscal Year And Fiscal Year-End
                               Option/SAR Values


          The following table discloses information regarding stock options held at the end of or exercised in the year 2001 for each of the executive officers.


                             Shares                       Securities underlying           Value of unexercised
                          acquired on       Value          unexercised options            in-the-money options
         Name             exercise(1)    realized (1)      at December 31, 2001         at December 31, 2001 (2)
         ----             -----------    ------------      --------------------         ------------------------
                                                       Exercisable   Unexercisable    Exercisable    Unexercisable
                                                       -----------   -------------    -----------    -------------
Charles E. Allen, Jr.         ---            ---          48,155         46,910        $ 265,547       $ 103,888
Randal R. Greene ....         ---            ---          48,155         25,928        $ 265,547       $ 103,888
---------------------

(1) As of December 31, 2001, no options have been exercised by the executive officers under the Stock Incentive Plan.
(2) Based on the appraised value of $16.20 per share of State of Franklin's common stock as of June 30, 2001.

             Report of the Audit Committee of the Board of Directors

          The Audit Committee of the State of Franklin board of directors is composed of four directors: Perry, Gross, Jeanes and Allen, Sr. Although the common stock of State of Franklin is not traded on the National Association of Securities Dealers Automated Quotation system (NASDAQ), we have adopted the definition of an "independent director" provided in the NASDAQ listing standards. Under this standard, all of the members of the Audit Committee are independent directors except for Charles E. Allen, Sr., M.D., who is the father of Charles E. Allen, Jr., our Chairman of the Board.

          The functions of the Audit Committee include:

     o    recommending to the Board the appointment of independent auditors;

     o approving the scope of audits and other services to be performed by the independent and internal auditors; and

     o    reviewing the results of internal and external audits,  the accounting
          principles  applied  in  financial   reporting  and  the  adequacy  of
          financial and operational controls.

          The Audit Committee reviews State of Franklin's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

          In this context, the Audit Committee has met and held discussions with management and the independent auditors for the year ended December 31, 2001, Baylor and Backus. Management represented to the Audit Committee that State of Franklin's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and with the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

          In addition, the Audit Committee has discussed with Baylor and Backus the auditor's independence from State of Franklin and its management, including matters in the written disclosures and letters provided by Baylor and Backus to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

          The Audit Committee has also discussed with the internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee has met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the State of Franklin's internal controls, and the overall quality of State of Franklin's financial reporting.

          The Committee has determined that the fees paid to Baylor and Backus by State of Franklin do not interfere with the independence of Baylor and Backus. Further, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the SEC. The Committee and the Board also have recommended, subject to shareholder approval, the selection of Baylor and Backus as our independent auditors for the upcoming year.

                                   Members of the Audit Committee:
                                       Charles E. Allen, Sr., M.D.
                                       Stephen K. Gross
                                       Donald R. Jeanes
                                       Cameron E. Perry

                                   Audit Fees

          For services rendered in 2001 by Baylor and Backus, our principal independent auditors, we incurred the following fees:

          o    Audit  Fees  (for the  audit of the 2001  financial  statements):
               $38,000.

          o    Financial  Information  Systems Design and  Implementation  Fees:
               $-0-.

          o    All Other Fees (consisting primarily of tax services): $4,000.



             Section 16(a) Beneficial Ownership Reporting Compliance

          The federal securities laws require State of Franklin's directors and executive officers, and persons who beneficially own more than 10% of a registered class of State of Franklin's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of State of Franklin. To State of Franklin's knowledge, based solely on review of the copies of these reports furnished to State of Franklin and representations by reporting persons, all of State of Franklin's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

           Transactions with Executive Officers, Directors and Others

          State of Franklin has had and expects to have in the future banking and other business transactions in the ordinary course of our banking business with directors, officers, and 10% beneficial owners of State of Franklin and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which the officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any such banking transactions will not involve more than the normal risk of collectability nor present other unfavorable features to State of Franklin or the Savings Bank.

          The Savings Bank leases office space from a partnership, Allen and Allen. Charles E. Allen, Jr., the Chairman of the Board of State of Franklin and Charles E. Allen, Sr., M.D., a director of State of Franklin, are principals in Allen and Allen. The 2,625 square foot building houses the Savings Bank's Browns Mill Road branch. The annual rent is $13. 41 per square foot or $35,190. This amount includes taxes, insurance and maintenance.

                                 Other Matters

          The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the annual meeting other than that referred to herein. If any other business should come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

          Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, State of Franklin, without charge, will provide a copy of our Annual Report on Form 10-KSB for the Year Ended December 31, 2001 as filed with the SEC. Requests should be directed to Becky Mominee, Secretary, State of Franklin Bancshares, Inc., 1907 North Roan Street, Johnson City, Tennessee 37601, telephone (423) 926-3600.




                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Becky Mominee
                                           -----------------
                                           BECKY MOMINEE
                                           Secretary




Johnson City, Tennessee
April 15,  2002

                       STATE OF FRANKLIN BANCSHARES, INC.

                             1907 North Roan Street
                          Johnson City, Tennessee 37601





Please complete both sides of the Proxy Card, detach and return in the enclosed postage-prepaid envelope.



                             DETACH PROXY CARD HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS. The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the Related Proxy Statement.

                                      Dated__________________________________

                                      _______________________________________

                                      _______________________________________
                                      (PLEASE SIGN HERE)

Shareholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

                         DETACH ATTENDANCE CARD HERE AND
                              MAIL WITH PROXY CARD



                                STATE OF FRANKLIN
                                BANCSHARES, INC.

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

[ ] I do plan to attend the 2002 meeting.



                                          NAMES OF PERSONS ATTENDING

                                  ___________________________________________

                                  ___________________________________________

                                  ___________________________________________

                                  ___________________________________________



                    Proxy State of Franklin Bancshares, Inc.

The undersigned appoints each of Charles E. Allen, Jr., Randal R. Greene and Becky Mominee, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of State of Franklin Bancshares, Inc. (the "Company") at the close of business on March 31, 2002, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 1907 North Roan Street, Johnson City, Tennessee, on May 20, 2002, at 11:00 a.m., Eastern Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

1. Election of four directors to serve a three-year term and one director to serve a one-year term or until their successors have been fully elected and qualified.

[ ] FOR all nominees  listed below  (except as indicated to the contrary  below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Three-Year Term: Randal R. Greene, Kenneth E. Cutshall, M.D., Cameron E. Perry, Henry J. Williams, M.D.

One-Year Term: Alan R. Hubbard

INSTRUCTIONS: To withhold authority to vote for any included nominee, write such nominee's name in the space provided below.

--------------------------------------------------------------------------------
2. Ratification of the appointment of Baylor & Backus as the Company's independent accountants and auditors for 2002.

           FOR  _____          AGAINST _____          ABSTAIN _____